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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Summary Financial Information and Operating Data", "Selected Consolidated Financial Data", and "Experts" and to the use of our report dated July 23, 1998, in the Amendment No. 1 to Registration Statement (Form S-1 No. 333-69879) and related Prospectus of CompuCredit Corporation dated January 15, 1999.



                                          /s/ ERNST & YOUNG LLP



Atlanta, Georgia
January 13, 1999